EXHIBIT 10.4

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4) and Rule 24b-2

SECOND AMENDMENT TO
STATEMENT OF WORK NO. ONE

This Second Amendment to Statement of Work No. One (“Amendment”), dated March 30, 2018, is by and between HTG Molecular Diagnostics, Inc., with a place of business at 3430 E. Global Loop, Tucson, AZ 85706 (“HTG”), and QIAGEN Manchester Limited, with a place of business at Skelton House, Lloyd Street North, Manchester, United Kingdom (“QIAGEN”).

RECITALS

WHEREAS, the parties entered into that certain Statement of Work No. One, dated June 14, 2017, as amended by that Certain First Amendment to Statement of Work No. One, dated December 18, 2017 (collectively, the “Agreement”), and the parties now desire to modify their understanding(s) and amend the Agreement.

NOW, THEREFORE, based upon the above premises, and in consideration of the mutual covenants and conditions contained in the Agreement and herein, the parties agree as follows:

1.	The last two sentences of Section 2.1 are deleted in their entireties and replaced with the following sentence:

This SOW represents the activities required by both Parties to enable the retrospective testing in the U.S. and [...***...] of PHARMA’s [...***...] clinical samples from the clinical trial identified in the Sponsor Project Agreement, the actual retrospective testing of such clinical samples, and certain regulatory submission activities in the U.S. and [...***...].

2.	New Sections 2.2.5, 2.2.6 and 2.2.7 are added following Section 2.2.4 as follows:
2.2.5.	Phase 1e: Analytical verification of the IUO Assay;
2.2.6.	Phase 1f: Preparation and submission to the FDA of certain modules for modular review of a premarket approval application for a clinically-validated IUO Assay; and
2.2.7	Phase 1g: Activities directed to obtaining regulatory approval of a clinically-validated IUO Assay in [...***...].
3.	Except as modified above, the Agreement as originally stated shall remain in full force and effect.
4.

This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same instrument.  Facsimile or other electronically transmitted signatures shall be deemed original signatures.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by a duly authorized representative.

HTG MOLECULAR DIAGNOSTICS, INC.QIAGEN MANCHESTER LIMITED

By:/s/ Timothy B. JohnsonBy:  /s/ Thierry Bernard

Timothy B. Johnson

President and Chief Executive OfficerName:  Thierry Bernard

Title:  SVP, MDX

Date:  March 30, 2018Date:  March 30, 2018